Exhibit 10.2
FIFTH MODIFICATION AGREEMENT
This FIFTH MODIFICATION AGREEMENT (this “Modification Agreement”) is dated as of January 17, 2025, by and among (i) KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company (“Borrower”), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, “Administrative Agent”), and (iii) each lender party hereto (individually, a “Lender” and collectively with any lender that becomes a party to the Loan Agreement (defined below) in the future, the “Lenders”).
RECITALS
A.Borrower, Administrative Agent and Lenders are parties to that certain Revolving and Term Loan Agreement dated as of November 2, 2020 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Loan Agreement”). Pursuant to the Loan Agreement, Lenders made a loan to the Borrower in the maximum principal amount of up to Three Hundred Twenty-Two Million and No/100 Dollars ($322,000,000.00) (the “Loan”), consisting of a Non-Revolving Portion (as such term is defined in the Loan Agreement).
B.The following documents were executed in connection with the Loan, among others:
(i)Amended and Restated Promissory Note dated as of December 20, 2024 in the original principal amount of $42,933,333.33, made by Borrower in favor of National Bank of Kuwait S.A.K.P. Grand Cayman Branch (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “NBK Note”).
(ii)Amended and Restated Promissory Note dated as of December 20, 2024 in the original principal amount of $98,746,666.67, made by Borrower in favor of U.S. Bank National Association, a national banking association (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “US Bank Note”).
(iii)Amended and Restated Promissory Note dated as of December 20, 2024 in the original principal amount of $72,986,666.67, made by Borrower in favor of Deutsche Pfandbriefbank AG (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “PBB Note”).
(iv)Amended and Restated Promissory Note dated as of December 20, 2024 in the original principal amount of $107,333,333.33, made by Borrower in favor of Bank of America, N.A. (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “BofA Note” and collectively with the NBK Note, US Bank Note and PBB Note, the “Notes”).
(v)Construction Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing recorded as Document No. 2031641044 in the Official Records of Cook County, Illinois (the “Official Records”) on November 11, 2020 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Mortgage”).
C.In connection with the Loan, Borrower executed in favor of Administrative Agent and the Lenders that certain Environmental Indemnification Agreement dated as of November 2, 2020 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Environmental Indemnity”).

D.In connection with the Loan, KBS REIT Properties III, LLC, a Delaware limited liability company (“Guarantor”), executed in favor of Administrative Agent: (i) that certain Amended and Restated Payment Guaranty Agreement dated as of December 20, 2024 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Payment Guaranty”) and (ii) that certain Amended and Restated Recourse Carve-Out Guaranty Agreement dated as of December 20, 2024 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Recourse Carve-Out Guaranty” and collectively with the Payment Guaranty, the “Guaranty”).
E.Borrower, Administrative Agent and the Lenders subsequently modified the Loan Agreement and the other Loan Documents (as such term is defined below) to, among other things, amend certain terms and conditions related to the Maturity Date and interest rate, pursuant to that certain (u) First Modification Agreement (Long Form) dated as of March 8, 2023 by and among Borrower, Administrative Agent and the Lenders (the “First Modification Agreement (Long Form)”), (v) First Modification Agreement (Short Form) dated as of March 8, 2023 by and between Borrower and Administrative Agent and recorded on March 14, 2023 as Document No. 2307340150 (the “First Modification Agreement (Short Form)”; the First Modification Agreement (Long Form) and the First Modification Agreement (Short Form) are referred to herein collectively as the “First Modification Agreement”), (w) Second Modification Agreement dated as of November 2, 2023 by and among Borrower, Administrative Agent and the Lenders (the “Second Modification Agreement”), (x) Third Modification Agreement dated as of November 1, 2024 by and among Borrower, Administrative Agent and the Lenders (the “Third Modification Agreement)”, (y) Extension Agreement dated as of December 9, 2024 (the “Extension Agreement”), (z) Second Extension Agreement dated as of December 12, 2024 (the “Second Extension Agreement”), (aa) Third Extension Agreement dated as of December 18, 2024 (the “Third Extension Agreement”), and (bb) Fourth Modification Agreement dated as of December 20, 2024 (the “Fourth Modification Agreement”; and together with the First Modification Agreement, the Second Modification Agreement, the Third Modification, the Extension Agreement, the Second Extension Agreement and the Third Extension Agreement, the “Prior Modifications”).
F.As of the date of this Modification Agreement (prior to giving effect hereto), the Aggregate Commitment is $322,000,000.00, the Revolving Portion is $0 (of which $0 of principal is outstanding), and the Non-Revolving Portion is $322,000,000.00 (of which $307,096,653.62 of principal is outstanding).
G.Borrower, Administrative Agent and Lenders have agreed to amend certain terms and provisions of the Loan Agreement, subject to the terms and conditions of this Modification Agreement.
H.As used herein, the term “Loan Documents” shall mean the Loan Agreement, the Notes, the Guaranty, the Mortgage, the Environmental Indemnity, and the other “Loan Documents” as such term is defined in the Loan Agreement, as all of the foregoing have been modified by this Modification Agreement and the other Modification Documents (as defined below). This Modification Agreement (including the Consent and Reaffirmation of Guarantor attached hereto) shall constitute Loan Documents. Capitalized terms used herein without definition have the meanings ascribed to them in the Loan Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants, agreements and conditions set forth below and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Recitals; Representations; Reaffirmation of Loan. The foregoing recitals are true and correct and are incorporated herein by this reference. As of the Effective Date (as defined in Section 6 below), Borrower hereby represents and warrants to Administrative Agent and the Lenders that no Event of Default has occurred and is continuing and to Borrower’s knowledge, no condition has occurred and is continuing that, with notice or the passage of time or both, would constitute an Event of Default. Borrower hereby reaffirms all of its representations and warranties set forth in the Loan Documents to be true, accurate and correct in all material respects as of the date of this Modification Agreement to the extent such representations and warranties are not matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Loan Agreement that do not otherwise constitute an Event of Default thereunder, including, without limitation, the execution of new Leases or new contracts that are not prohibited by the terms of the Loan Agreement. Borrower further represents and warrants that as of the date of this Modification Agreement: (a) the information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects; (b) [reserved]; (c) Borrower is a limited liability company which is duly organized and validly existing under the laws of the State of Delaware; (d) there have been no material changes in formation documents of Borrower since the inception of the Loan; (e) the execution and delivery of this Modification Agreement do not contravene, result in a breach of, or constitute a default under, any mortgage, loan agreement, indenture or other contract or agreement to which Borrower is a party or by which Borrower or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which Borrower or the Project is subject; (f) this Modification Agreement constitutes the legal, valid and binding obligations of Borrower enforceable in accordance with its terms, subject to, and except as may be limited by, bankruptcy and insolvency laws and other laws generally affecting the enforceability of creditor’s rights generally and subject to limitations on the availability of equitable remedies; and (g) the execution and delivery of, and performance under, this Modification Agreement are within Borrower’s power and authority without the joinder or consent of any other party and have been duly authorized by all requisite action, and are not in contravention of any law, or of Borrower’s articles of organization or operating agreement or of any indenture, agreement or undertaking to which Borrower is a party or by which it is bound. Borrower hereby reaffirms all of its obligations under the Loan Documents and relating to any Lender-Provided Swap, and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Loan Agreement, the Notes or under any Lender-Provided Swap. Without limiting the foregoing, Borrower reaffirms Administrative Agent’s right, following the occurrence and during the continuance of any Event of Default, to apply any and all payments made by Borrower or otherwise received by Administrative Agent or the Lenders with respect to the Loan and any Lender-Provided Swap, including without limitation all proceeds received from the sale or liquidation of any collateral, to the obligations owing by Borrower under the Loan Documents and Lender-Provided Swaps in accordance with Section 8.3 of the Loan Agreement, and Borrower acknowledges that it shall have no right to direct Administrative Agent as to such application or designate the portion of the obligation to be satisfied.
2.Amendments to the Loan Documents. In addition to any other amendments provided for herein, the Loan Documents are hereby modified as follows (which modifications shall be effective as of the Effective Date (defined below) unless otherwise noted):
(a)New and Amended Defined Terms. The following terms are hereby added, or amend and restate existing definitions, as applicable, in Section 1.1 of the Loan Agreement:
“Permitted Asset Management Fees (Other Projects)”: Means asset management fees payable to the Advisor pursuant to the terms of the Advisory Agreement (or any replacement advisory agreement providing for asset management fees on terms not more favorable to the Advisor) and allocable to any property other than the Project in compliance with any other mortgage documentation encumbering such other property so long as the same are paid to the Advisor using sources other than those derived, directly or indirectly, from the Project or other collateral for the Loan.
“Permitted REIT Expenses (Other Projects)”: Means any REIT-level general and administrative costs and expenses allocable to any property other than the Project in compliance with any other mortgage documentation encumbering such other property so long as the same are paid using sources other than those derived, directly or indirectly, from the Project or other collateral for the Loan.
“Restricted Payments”: Means (i) any distribution, dividend or redemption (whether in cash, Equity Interests, or other Property) with respect to any Equity Interest in the Borrower or direct or indirect owners of Borrower, (ii) any payment (whether in cash, Equity Interests or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or direct or indirect owners of Borrower or any option, warrant or other right to acquire any such Equity Interest in the Borrower or any direct or indirect owners of Borrower, or (iii) any other payment by Borrower to (A) the holder of any direct or indirect Equity Interest in Borrower or (B) any Person that Controls Borrower including, without limitation, the payment of any asset management fees or general or administrative expenses; provided, that, payment by any party other than Borrower or Structuring HoldCo of Permitted Asset Management Fees (Other Projects) and Permitted REIT Expenses (Other Projects) shall be deemed not to be Restricted Payments.
(b)Conditions Precedent to All Advances. Section 3.4(a)(i) (Conditions Precedent to All Advances) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(i) A fully executed Draw Request delivered to Administrative Agent at least three (3) Business Days prior to the requested Funding Date;”
(c)General. Section 4.1(b) (General) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(b) Borrower shall deliver a request for an Advance by no later 12:00 p.m. Central time on any given Business Day. Upon receipt of a request for an Advance and delivery of a Draw Request and all required documentation for such request to both the designated title company and Administrative Agent, Administrative Agent will send a copy thereof by facsimile to each other Lender or will otherwise notify each Lender via the Debt X platform of the proposed disbursement and the proposed date of funding (the "Funding Date"), which shall be not less than three (3) Business Days after the date of such request for an Advance and Draw Request. Each Lender will make available to Administrative Agent (or the funding bank designated by Administrative Agent) the amount of such Lender's Pro Rata Share of such disbursement by wire transfer in immediately available funds by 11:00 a.m. Pacific time on the Funding Date.”
(d)Cash Sweep. The lead in paragraph to Section 7.5(c) (Cash Sweep) of the Loan Agreement is hereby amended and restated in its entirety as follows:
“(c) Subject to satisfaction of the following requirements, only once during any calendar month, Borrower will be permitted to request to withdraw funds from the Cash Sweep

Collateral Account (and Administrative Agent shall release such funds within three (3) Business Days of Borrower’s request thereof) (each a “Cash Sweep Disbursement”) to pay or, provided such costs were not paid out of actual gross revenues of Borrower attributable to the Project, reimburse the applicable payor for (A) Approved TILC Costs, (B) Approved Capex Costs, (C) the Monthly Shortfall Amount, (D) without limiting the foregoing clause (C), taxes and insurance attributable to the Project and (E) provided that after giving effect to such Cash Sweep Disbursement, there will be no outstanding Approved TILC Costs, Approved Capex Costs or Monthly Shortfall Amount or other operating expenses, (x) repayments of the Loan including pursuant to Section 2.4 or 6.33 and (y) previously unpaid Permitted Asset Management Fees and Permitted REIT Expenses for no more than a total of two (2) calendar months over the term and extended term from the Cash Sweep Collateral Account:”
3.Security Documents. The Mortgage and all other Loan Documents which secure Borrower’s indebtedness and obligations under the Loan shall secure, in addition to all other indebtedness and obligations secured thereby, the payment and performance of all other present and future indebtedness and obligations of Borrower under (A) this Modification Agreement, (B) the Notes and all other Loan Documents, as amended by this Modification Agreement, (C) all present and future Lender-Provided Swaps, and (D) any and all amendments, modifications, renewals and/or extensions of this Modification Agreement or the Notes, regardless of whether any such amendment, modification, renewal or extension is evidenced by a new or additional instrument, document or agreement. All references in the Mortgage and all other references in the Loan Documents to the “Loan” shall mean the Loan, as amended by this Modification Agreement.
4.Definitions. Except as provided in this Modification Agreement, all references in the Loan Agreement, in the Mortgage and in each of the other Loan Documents: (i) to the Loan Agreement shall mean the Loan Agreement as amended by this Modification Agreement, (ii) to the Mortgage shall mean the Mortgage as amended hereby, (iii) to the Loan Documents shall mean the Loan Documents as such term is defined in this Modification Agreement, and (iv) to any particular Loan Document shall mean such Loan Document as modified by this Modification Agreement, and all prior amendments, or any document executed pursuant thereto or hereto.
5.No Other Modifications. Except as expressly set forth above, the Loan Documents shall be and remain unmodified and in full force and effect.
6.Conditions Precedent. This Modification Agreement shall not be effective, and neither Administrative Agent nor Lenders shall have any obligations hereunder, unless and until such date as all of the following conditions are satisfied in a manner acceptable to Administrative Agent in Administrative Agent’s sole judgment. The following conditions shall be deemed satisfied on the date (the “Effective Date”) that Administrative Agent executes and delivers a fully executed Modification Agreement to Borrower (provided that, if for any reason any of the following conditions are not satisfied, or are not waived in writing by Administrative Agent, on or before the Effective Date, they shall continue as covenants of each party hereto to Administrative Agent and the Lenders to the extent reserved in writing by Administrative Agent prior to the Effective Date):

(a)Modification Documents. Administrative Agent shall have received and approved the executed originals of this Modification Agreement, including the Consent and Reaffirmation of Guarantor attached hereto, (collectively, the “Modification Documents”).
(b)[Reserved].
(c)Professional Fees. Borrower shall have paid all of the reasonable and documented out-of-pocket fees, costs and expenses of the Administrative Agent, Lenders and their respective legal counsel and one professional and financial advisor associated with the preparation, due diligence, administration and enforcement of all documentation executed in connection with this Modification Agreement (collectively “Professional Fees”) and unpaid professional fee invoices for Administrative Agent’s financial advisor and legal counsel previously submitted to KBS for payment.
(d)Default. No Event of Default has occurred and is continuing, and no event has occurred and is continuing which, with notice or the passage of time or both, would be an Event of Default.
(e)Flood Review. Administrative Agent and the Lenders shall have completed all applicable flood hazard reviews necessary in connection with this Modification Agreement.
7.[Reserved].
8.Affirmation of Obligations Under Loan Documents. Borrower acknowledges, confirms, stipulates, agrees, represents and warrants that it has no defense, claim, credit, offset or counterclaim to any of its obligations under any of the Loan Documents. Borrower further acknowledges the validity and enforceability of the Mortgage as a first‑priority lien on the Project, all improvements located thereon and all of the “Property” described in the Mortgage.
9.Limitation on Liability. Section 10.28 of the Loan Agreement (Limited Recourse Provision) is by this reference hereby incorporated herein in its entirety.
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10.Miscellaneous.
(a)Entire Agreement. The Loan Documents, including this Modification Agreement (i) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (ii) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (iii) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Modification Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Modification Agreement shall prevail. By executing this Modification Agreement and initialing below, Borrower expressly represents and warrants that it did not rely on any representation, assurance or agreement, oral or written, not expressly set forth in this Modification Agreement or any of the other Loan Documents in reaching its decision to enter into this Modification Agreement or any of the other Loan Documents and that no promises or other representations have been made to Borrower which conflict with the written terms of the Loan Documents. Borrower represents to Administrative Agent and Lenders that (w) it has read and understands the terms and conditions contained in this Modification Agreement and the other Loan Documents executed in connection with this Modification Agreement, (x) its legal counsel has carefully reviewed all of the Loan Documents and it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Modification Agreement and all other Loan Documents, (y) it is satisfied with its legal counsel and the advice received from it, and (z) it has relied only on its review of the Loan Documents and its own legal counsel’s advice and representations (and it has not relied on any advice or representations from Administrative Agent, any Lender or Administrative Agent’s or any Lender’s officers, employees, agents or attorneys). The Loan Documents may not be modified, amended or terminated except by a written agreement signed by each of the parties hereto.
/s/ CJS
Borrower’s Initials
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Section 10(a)

(b)Definition of Loan Documents. Each of the Loan Documents is hereby modified to the extent necessary so that the term “Loan Documents,” as such term may be used therein, shall be deemed to include this Modification Agreement and all other Modification Documents.
(c)Further Assurances. Borrower shall, upon the request of Administrative Agent or the Lenders, execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, such further documents, instruments or agreements, and perform such other acts, as may be necessary, desirable or proper for carrying out the intention or facilitating the performance of the terms of this Modification Agreement, or for assuring the validity of, perfecting or preserving the lien of the Mortgage or any other Loan Documents.
(d)No Third Parties Benefitted. This Modification Agreement is entered into for the sole benefit of the parties hereto and no third party beneficiary rights shall be created hereby.
(e)Successors and Assigns. This Modification Agreement shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties hereto.
(f)Assignment. This Modification Agreement shall not be assignable by Borrower and any purported assignment shall be void. This Modification Agreement is assignable by Administrative Agent and any Lender in accordance with the terms of the Loan Agreement.
(g)Construction of this Modification Agreement. The headings used in this Modification Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Modification Agreement. Time is of the essence of each term of the Loan Documents, including this Modification Agreement. As used herein, the term “including” means “including, but not limited to,” and the term “include(s)” means “include(s), without limitation.” This Modification Agreement has been drafted by all the parties hereto collectively. Therefore, each party to this Modification Agreement agrees that any statute or rule of construction providing that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Modification Agreement.
(h)Survival of Representations, Warranties and Covenants. Each and all provisions of this Modification Agreement shall survive and remain in full force and effect until all obligations of Borrower under the Loan Documents are paid and performed in full. All releases herein shall survive repayment and performance of such obligations and/or any foreclosure under or reconveyance of the Mortgage.
(i)Governing Law; Waiver of Jury Trial. This Modification Agreement, the rights of the parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the laws of the State of Illinois in all respects. To the maximum extent permitted by applicable law, Borrower hereby waives any right to a trial by jury in any action relating to the Loan and/or the Loan Documents.
(j)Severability. In the event of any invalidity or unenforceability of any provision of this Modification Agreement, the remainder of this Modification Agreement shall remain in full force and effect.
(k)Reservation of Rights. Nothing contained in this Modification Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including the right to contribution, which Administrative Agent and/or Lenders may have against any party hereto under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42

U.S.C. 9601 et seq.), as it may be amended from time to time, any successor statute thereto or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.
(l)Reliance. Neither Administrative Agent nor Lenders would have consented to the transactions specified herein without Borrower entering into this Modification Agreement. Accordingly, each of such parties intentionally and unconditionally enters into the covenants and agreements as set forth above and understands that, in reliance upon and in consideration of such covenants and agreements, Administrative Agent and Lenders have consented to the transactions contemplated herein and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not take place but for such reliance.
11.Same Indebtedness; Priority of Liens Not Affected. This Modification Agreement and the execution of other documents contemplated hereby do not constitute the extinguishment of any debt evidenced by the Loan Documents, nor will they in any way affect or impair the liens and security interests created by the Loan Documents, which Borrower acknowledges to be valid and existing liens on and security interests in the Project. Borrower agrees that the liens and security interests created by the Mortgage continue to be in full force and effect, unaffected and unimpaired by this Modification Agreement or by the transactions contemplated herein and that said liens and security interests shall so continue in their perfection and priority until the debt secured by the Loan Documents is fully discharged.
12.Counterparts. This Modification Agreement may be executed by the parties hereto in one or more separate counterparts, and counterpart original signature pages may be assembled into one original document.
13.Release.
(a)Borrower and Guarantor, for themselves and for each of their respective heirs, personal representatives, successors and assigns, hereby release and waive all claims and/or defenses they now may have against Administrative Agent, Lenders and their respective successors and assigns (collectively, the “Released Parties”) on account of any occurrence relating to the Loan, the Loan Documents and/or the property encumbered by the Security Instruments which accrued prior to the date hereof, including, but not limited to, any claim that Administrative Agent or any Lender (i) breached any obligation to Borrower and/or Guarantor in connection with the Loan, (ii) was or is in any way involved with Borrower and/or Guarantor as a partner, joint venturer, or in any other capacity whatsoever other than as a lender, (iii) failed to fund any portion of the Loan or any other sums as required under any document or agreement in reference thereto, or (iv) failed to timely respond to any offers to cure any defaults under any document or agreement executed by Borrower, Guarantor or any third party or parties in favor of Administrative Agent or any Lender (collectively, the “Released Claims”). This release and waiver shall be effective as of the date of this Modification Agreement and shall be binding upon Borrower and Guarantor and each of their respective heirs, personal representatives, successors and assigns, and shall inure to the benefit of Administrative Agent, Lenders and their respective successors and assigns. The term “Released Parties” as used herein shall include, but shall not be limited to, the present and former officers, directors, employees, agents and attorneys of Administrative Agent and each Lender.
(b)Borrower and Guarantor each agree and acknowledge that it may hereafter discover facts different from or in addition to those now known or believed to be true regarding the Released Claims and agree that the foregoing releases shall remain in full force and effect, notwithstanding the existence or nature of any such different or additional facts.

(c)Borrower and Guarantor, each having consulted with counsel, is aware of the contents of Section 1542 of the Civil Code of the State of California. Section 1542 reads as follows:
Section 1542. (General Release – Claims Extinguished.) A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.
Borrower and Guarantor each expressly waive and relinquish all rights and benefits under that section and any law or legal principle of similar effect in any jurisdiction, with respect to the Released Claims. Borrower and Guarantor have executed this Modification Agreement voluntarily, with full knowledge of its significance, and with the express intention of effecting the legal consequences provided by a waiver of California Civil Code Section 1542.
14.Course of Dealing. Administrative Agent, Lenders and Borrower hereby acknowledge and agree that at no time shall any prior or subsequent course of conduct by Borrower, Administrative Agent or any Lender directly or indirectly limit, impair or otherwise adversely affect any of Administrative Agent’s or any Lender’s rights, interests or remedies in connection with the Loan and the Loan Documents or obligate Administrative Agent or any Lender to agree to, or to negotiate or consider an agreement to, any waiver of any obligation or default by Borrower under any Loan Document or any amendment to any term or condition of any Loan Document. Administrative Agent and Lenders have no obligation to, and may not, extend the term of the Loan beyond the Maturity Date.
15.Renewal; Lien Continuation; No Novation. Borrower hereby reaffirms the Obligations and promises to pay and perform all Obligations in accordance with the Loan Documents (as expressly modified by this Modification Agreement). The Liens are hereby ratified and confirmed as valid, subsisting and continuing to secure the Obligations. Nothing herein shall in any manner diminish, impair, waive or extinguish the Note, the Loan Documents, the Obligations or the Liens. The execution and delivery of this Modification Agreement shall not constitute a novation of the debt evidenced and secured by the Loan Documents.
16.Default. A default under this Modification Agreement shall constitute an Event of Default under the Notes and other Loan Documents, subject to any applicable notice and cure or grace period expressly set forth in the Loan Documents.
17.Counterparts. This Modification Agreement may be executed by the parties hereto in one or more separate counterparts, and counterpart original signature pages may be assembled into one original document.
18.Electronic Signatures. This Modification Agreement and Guarantor’s consent attached hereto may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Borrower and Guarantor shall, as soon as reasonably possible, provide an original of this Modification Agreement to Administrative Agent that will include the wet signatures of Borrower and Guarantor next to any Electronic Signatures.

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IN WITNESS WHEREOF, the parties hereto have executed this Modification Agreement as of the date first above written.
BORROWER:
KBSIII 500 WEST MADISON, LLC,
a Delaware limited liability company,
By:    KBSIII REIT ACQUISITION XI, LLC,
a Delaware limited liability company,
its sole member
By:    KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company,
its sole member
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation,
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer
Signature Page to Fifth Modification

AGENT:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association,
as Administrative Agent
By:    /s/ Claudia N. Marciniak
Name:    Claudia N. Marciniak
Title:    Senior Vice President
LENDERS:
U.S. BANK NATIONAL ASSOCIATION,
a national banking association
By:    /s/ Claudia N. Marciniak
Name:    Claudia N. Marciniak
Title:    Senior Vice President
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Signature Page to Fifth Modification

DEUTSCHE PFANDBRIEFBANK AG
By:    /s/ Sebastian Bier
Name:    Sebastian Bier
Title:    Associate Director
By:    /s/ Karsten Imhoff
Name:    Karsten Imhoff
Title:    Managing Director
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Signature Page to Fifth Modification

BANK OF AMERICA, N.A.
By:    /s/ Henry Yang
Name:    Henry Yang
Title:    Senior Vice President
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NATIONAL BANK OF KUWAIT S.A.K.P.
GRAND CAYMAN BRANCH
By:    /s/ Michael Carter
Name:    Michael Carter
Title:    Vice President
By:    /s/ Mathew O'Hera
Name:    Mathew O'Hera
Title:    Senior Vice President
Signature Page to Fifth Modification

CONSENT AND REAFFIRMATION OF GUARANTOR
This Consent and Reaffirmation of Guarantor (this “Consent”) is attached to that certain Fifth Modification Agreement (the “Modification Agreement”) dated as of January 17, 2025 by and among (i) KBSIII 500 WEST MADISON, LLC, a Delaware limited liability company (“Borrower”), (ii) U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent (in such capacity, “Administrative Agent”), and (iii) each lender party hereto (individually, a “Lender” and collectively with any lender that becomes a party to the Loan Agreement (as defined in the Modification Agreement) in the future, the “Lenders”). All capitalized terms used but not defined in this Consent shall have the meanings given to such terms in the Modification Agreement. KBS REIT PROPERTIES III, LLC, a Delaware limited liability company (“Guarantor”), hereby (i) acknowledges that it has read, reviewed with counsel and agrees to the terms, conditions, provisions and modifications of the Modification Agreement and the transactions contemplated thereby, (ii) reaffirms the full force and effectiveness of that certain Amended and Restated Payment Guaranty Agreement dated as of December 20, 2024 (the “Payment Guaranty”) executed by Guarantor in favor of Administrative Agent and Lenders in connection with the Loan, and that certain Amended and Restated Recourse Carve-Out Guaranty Agreement dated as of December 20, 2024 (the “Recourse Carve-Out Guaranty” and collectively with the Payment Guaranty, the “Guaranty”) executed by Guarantor in favor of Administrative Agent and Lenders, as each may have been modified by the First Modification Agreement (as defined in the Modification Agreement) and as each may be modified by the Modification Agreement, (iii) reaffirms its obligations under the Guaranty and agrees that Guarantor’s obligations under the Guaranty shall remain unaffected by the Modification Agreement (subject to the express terms of the Modification Agreement) and that all references in the Guaranty to (a) the Loan Documents shall include (without limitation) the Modification Agreement, and (b) any particular Loan Document shall mean such Loan Document as modified by the Modification Agreement, (iv) agrees that Guarantor’s obligations under the Guaranty are separate and distinct from those of Borrower with respect to the Loan and acknowledges that it has no claims, offsets or defenses with respect to the payment of sums or performance of obligations under the Guaranty, and (v) agrees to be bound by the Release provision set forth in Section 13 and Section 18 of the Modification Agreement. Guarantor further hereby reaffirms all of the representations and warranties set forth in the Guaranty, except to the extent such representations and warranties are matters which, by their nature, can no longer be true and correct as a result of the passage of time, and except for changes in circumstances arising from actions or events occurring after the date of the Guaranty that do not otherwise constitute a default thereunder. Guarantor acknowledges that without this consent and reaffirmation, Administrative Agent and Lenders would not execute the Modification Agreement or otherwise consent to its terms.
[Signature on Following Page]
Guarantor Consent

GUARANTOR:
KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company
By:    KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership,
its sole member
By:    KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation
its general partner
By:    /s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr,
Chief Executive Officer
[Signature Page to Guarantor Consent]